SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                       ----------------------
                            SCHEDULE 14A

                           (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          MONARCH SERVICES, INC.
----------------------------------------------------------------------
            (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previous paid:
    (2) Form, Schedule or registration statement no.:
    (3) Filing party:
    (4) Date Filed:
















MONARCH SERVICES, INC.
4517 Harford Road
Baltimore, Maryland 21214



                                             September 3, 2003

Dear Stockholder:

     Your Company cordially invites you to attend the 2003 Annual
Meeting of Stockholders which will be held at 10:00 A.M.,on October 21, 2003, at Peerce's Plantation, 12460 Dulaney Valley Road,
Phoenix, Maryland.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the Annual
Meeting. A copy of the Annual Report to Stockholders is also enclosed herewith.

     Whether you plan to attend or not, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, in order that as many shares as possible may be represented at the Annual Meeting. Returning your proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person.

     A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in order to transact business, and accordingly, the vote of every stockholder is important. Your cooperation in returning your executed proxy promptly will be appreciated.

                                       Sincerely,

                                       /s/ JACKSON Y. DOTT

                                       Jackson Y. Dott,
                                       President



























                       MONARCH SERVICES, INC.
                         4517 Harford Road
                     Baltimore, Maryland 21214

   NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                         OCTOBER 21, 2003


NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Monarch Services, Inc., a Maryland corpor-ation (the "Company"), will be held at 10:00 A.M. local time on October 21, 2003, at Peerce's Plantation, 12460 Dulaney Valley
Road, Phoenix, Maryland for the following purposes:

 1. To elect one Class III director to hold office until the 2006 annual meeting and until his successor is elected and qualified;

 2. To ratify the appointment of Stegman & Company as the Company's independent accountants for the fiscal year ending
    April 30, 2004;

 3. To consider any other matter which may properly come before the Annual Meeting.


      All the above matters are more fully described in the accompanying Proxy Statement.

      The Board of Directors has fixed the close of business on August 29, 2003 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual
Meeting.

     Each stockholder is cordially invited to attend the Annual Meeting in person. To assure representation at the Annual Meeting, however, stockholders are urged to date, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously returned a proxy card.

                 By Order of the Board of Directors,

                 /s/ Marshall Chadwell

                 Marshall Chadwell
                 Secretary

Baltimore, Maryland
September 3, 2003

















                      MONARCH SERVICES, INC.
                        4517 HARFORD ROAD
                     BALTIMORE, MARYLAND 21214

                          PROXY STATEMENT
                2002 ANNUAL MEETING OF STOCKHOLDERS
                          OCTOBER 21, 2003

         GENERAL INFORMATION CONCERNING THE SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Monarch Services, Inc. (the "Company") to be voted at the Company's 2003 Annual Meeting of Stockholders to be held at Peerce's Plantation, 12460 Dulaney Valley Road, Phoenix,
Maryland on October 21, 2003 at 10:00 a.m., prevailing local time, and any adjournments and postponements thereof (the
"Annual Meeting"). A stockholder may revoke his proxy at any time prior to its use by executing another proxy bearing a later date or by notifying the Secretary of the Company in writing. Copies of this Proxy Statement, the attached Notice of 2003 Annual Meeting of Stockholders, and the enclosed form of proxy were first mailed to the Company's stockholders on or about September 3, 2003. The Company's principal executive offices are located at 4517 Harford Road, Baltimore, Maryland 21214 and its telephone number is
(410) 254-9200.

The Proposals. At the Annual Meeting, the Company's stockholders will consider and vote upon; election of a Class III Director to hold office until the 2006 Annual Meeting of Stockholders and until his successor is elected and qualifies; approve and ratify the appointment of Stegman & Company as the Company's independent accountants for the fiscal year ending April 30, 2004 and consider any other matter which may properly come before the Annual Meeting.

Approval by the Board. The Company's Board of Directors has unanimously approved, and recommends that the Company's stockholders approve, the election of the nominated Class III Director and the ratification of the appointment of Stegman & Company as the Company's independent accountants.

Voting of Proxies; Revocability of Proxy. A proxy card in the accompanying form, which is properly executed, duly returned to the Secretary of the Company and not revoked prior to exercise, will be voted in accordance with the instructions indicated in the proxy card. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxies named therein will vote the shares represented thereby in favor of the election of the nominated
Class III Director and in favor of the ratification of the appointment of Stegman & Company as the Company's independent accountants.

Each stockholder who has executed a proxy and returned it to the Secretary of the Company may revoke the proxy by notice in writing to the Secretary of the Company, or by attending the Annual Meeting in person and requesting the return of the proxy, in either case at any time prior to the voting of the proxy. Presence at the Annual Meeting does not itself revoke the proxy. In addition, any later dated proxies returned on a timely basis will revoke proxies submitted prior thereto. A stockholder who attends the Annual Meeting in person, may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given by such stockholder.

Solicitation of Proxies. Proxies are being solicited by and on behalf of the Company. Accordingly, the costs of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation by the use of mails, proxies may be solicited by Directors, officers and employees of the Company in person or by telephone, facsimile transmission or other means of communication. Such Directors, officers and employees of the Company will not be additionally compensated, but will be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokers and dealers, custodians, nominees and fiduciaries to assist the Company in the solicitation of proxies, including for forwarding of proxy materials to beneficial owners of common stock of the Company, $0.001 par value per share (the "Common Stock"), held of record by such persons, and the Company will reimburse such brokers, dealers, custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith but will not otherwise compensate such persons. The Company does not currently intend to retain outside proxy solicitors to solicit proxies by use of the mails, in person, by telephone, by facsimile transmission or by other means of communication; however, the Company reserves the right to retain outside proxy solicitors if necessary. The costs of outside proxy solicitors, if retained, will be borne by the Company.

Record Date. The Board of Directors has fixed the close of business on August 29, 2003 as the record date (the "Record
Date") for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

Ownership of Voting Securities. Only stockholders of record of outstanding Common Stock of the Company at the close of business on August 29, 2003 are entitled to notice of, and to vote at, the Annual Meeting. On August 29, 2003, 1,619,620 shares of Common Stock were outstanding.

PROPOSAL ONE: ELECTION OF DIRECTORS

     The number of Directors of Monarch is currently fixed at five. Pursuant to Maryland law, the Board of Directors is divided into three classes. One Class III Director is nominated for election to serve for a three year term until the Annual Meeting in 2006 and until his successor is elected and qualifies. The Class I and Class II Directors serve until, respectively, the 2004 and 2005 Annual Meetings of Stockholders. Officers are elected annually by the Board to serve for such periods of time as the Board determines.

     The nominee is currently a member of the Board of Directors. Proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees named. If at the time of the Annual Meeting the nominee should be unable or decline to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute. The Board of Directors has no reason to believe that any substitute nominee will be required.

Vote Required

     The election of Directors requires a plurality of votes cast at the meeting.

     The Board of Directors recommends that stockholders vote FOR the election of the nominees. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of the nominees.

     The address of the nominees and each of the Directors and officers of the Company is c/o Monarch Services, Inc., 4517 Harford Road, Baltimore, MD 21214.

             Nominees for Election as Class III Directors
                  Term Expiring 2006 Annual Meeting

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
---------------------------------------------------------------------

A. Eric Dott, Age 76          1970    Chairman of the Board of the
                                      Company since 1990. Assistant

                                      Secretary since 2002.  Mr.
                                      Dott is the father of Jackson
                                      Y. Dott, President of the
                                      Company.


                            Class I Director
           Continuing in office Term Expiring 2004 Annual Meeting

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
---------------------------------------------------------------------

David F. Gonano, Age 56       1996    Certified Public Accountant,
                                      Managing Director of
                                      American Express Tax
                                      & Business Services,
                                      Personal Financial
                                      Specialist. Member, Audit
                                      Committee.


                         Class II Directors
         Continuing in Office Term Expiring 2005 Annual Meeting

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
---------------------------------------------------------------------

Jackson Y. Dott, Age 45       1987    President and Chief Executive
                                      Officer of the Company since
                                      1990. Assistant Treasurer
                                      since 2002. Mr. Dott is the
                                      son of A. Eric Dott, Chairman
                                      of the Company.

Helen Delich Bentley, Age 79  1995    President of Helen Bentley
                                      and Associates, Inc. since
                                      1995; Consultant for the
                                      Port of Baltimore since
                                      1995; Member of the U.S.
                                      House of Representatives
                                      from 1985-1995. Member,
                                      Audit Committee.


                   Officers that are not Directors

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
------------------------------------------------------------------

Marshall Chadwell, Age 63      N/A    Chief Financial Officer of
                                      the Company since 1996;
                                      Controller of Company since
                                      1995. Secretary and Treasurer
                                      of Company since 2002.


Committees Of The Board And Attendance

     The Board of Directors met five times during the last fiscal year. The Board has a standing Audit Committee. During the 2003 fiscal year, the Audit Committee consisted of David F. Gonano, Helen Delich Bentley and Kenneth C. Holt. The Audit Committee met three times during the 2003 fiscal year. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and any Board committee on which such Director served.

     The Audit Committee recommends engagement of the Company's independent accountants, reviews the arrangements and scope of the audit and the performance of the independent accountants, reviews the financial statements, considers comments made by the independent accountants with respect to the Company's system of internal accounting controls and reviews non-audit services provided by the Company's independent accountants. The Board of Directors has not established a nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole. The Board of Directors will not consider nominees submitted by the Company's stockholders.

Section 16(A) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended
(the "Act") requires that the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of change in ownership of the Common Stock of the Company. The same persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all required reports under Section 16(a) of the Securities Exchange Act of 1934, were filed in fiscal year 2003.

Executive Compensation

     Summary Compensation Table

     The following table sets forth the compensation paid or allocated to the chief executive officer of the Company for the past three years. The total of salary and bonus paid to each other executive officer of the Company did not exceed $100,000 in any such year.

                                  Annual               Long-Term
                               Compensation           Compensation
                                                         Awards
                                                       Securities
Name and Principal Position   Year    Salary   Bonus   Underlying
                                       ($)      ($)      Options
-----------------------------------------------------------------------
Jackson Y. Dott                2003   124,800      -        -0-
Chief Executive Officer        2002   124,800      -        -0-
                               2001   124,800      -     40,000(1)
----------------------------
(1) This option will expire on March 3, 2005.


Aggregated Option Exercises in Last Fiscal Year and FY-End Option
Values

-----------------------------------------------------------------------
                                        Number of
                                       Securities       Value of
                                       Underlying     Unexercised
               Shares                 Unexercised    In-The-Money
            Acquired on    Value        Options        Options
              Exercise    Realized     at FY-End      at FY-End
Name            (#)         ($)          (#)                ($)
-----------------------------------------------------------------------
Jackson Y. Dott  -0-       -0-  Exercisable 30,000    Exercisable -0-
                                Unexercisable 10,000  Unexercisable -0-

* Based on closing price of Common Stock on the Nasdaq SmallCap stock Market on July 16, 2003 of $1.31.


Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of August 29, 2003 by (i) each person that is known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the outstanding shares of Common Stock; (ii) each Director; and
(iii) all Directors as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and disposition power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the address of each stockholder set forth below is c/o Monarch Services, Inc., 4517 Harford Road, Baltimore, MD 21224.

Name and Address of        Amount and Nature of       Percent of
Beneficial Owner           Beneficial Ownership        Class

Jackson Y. Dott                  457,529(1)             27.7%

A. Eric Dott                     262,090(2)             15.8%

Helen Delich Bentley              33,080(3)              2.0%

David F. Gonano                   30,000(4)              1.8%

Kenneth C. Holt                    7,500(5)                *

Anthony J. Sutton (6)            154,400                 9.5%
1135 West Fourth Street
Winston-Salem, NC 27101

Michael R. Drayne (7)             82,500                 5.1%
814 Woodside Parkway
Silver Spring, MD 20910

All Directors and Executive      790,199                45.2%
Officers (5 persons)

------------------------------------------

*Represents less than 1% of the outstanding shares of Common Stock.


(1)      Includes 3,000 shares of Common Stock held by Mr. J.
Dott's daughter over which Mr. Dott shares the power to vote and dispose and 30,000 shares subject to options that are currently exercisable.

(2) Includes 4,000 shares held by Mr. A. Dott's grandchildren over which Mr. Dott exercises the power to vote and dispose and 30,000 shares subject to options that are currently exercisable.

(3) Includes 30,000 shares subject to options that are currently exercisable.

(4) Includes 30,000 shares subject to options that are currently exercisable.

(5) Includes 7,500 shares subject to options that are currently exercisable.

(6) Based solely upon the Schedule 13D filed with the Securities and Exchange Commission.

(7) Based solely upon the Schedule 13D filed with the Securities and Exchange Commission, consists of shares held by Swampoodle Holdings, LP. Swampoodle Holdings, Inc. ("Holdings") is the general partner of Swampoodle Holdings, LP. The directors and executive officers of Holdings are Michael R. Drayne (director, president and treasurer) and Maria Drayne (director, vice president and secretary).


Certain Relationships and Related Transactions

     Mr. A. Eric Dott, Chairman of the Board and 14.1% stockholder is the joint owner with his wife of certain real property located in Baltimore, Maryland comprising approximately 47,000 square feet.
One location in Baltimore, Maryland comprises approximately 32,000 square feet and is utilized as offices and plant by the Company under a lease expiring in June 2007. The second location located in Baltimore, Maryland comprises approximately 15,000 square feet and was utilized as a food court by the Company under a lease expiring in November 2005.
On July 1, 2001, the Company entered into an addendum to the original food court lease for parking facilities at a rate of $1,000 per month. The leases call for an annual net rental of $140,808 and $72,000 respectively and are adjusted annually based upon any increase in the Consumer Price Index (the "Index") which is calculated by comparing the Index from the first full calendar month of the preceding lease year with the Index in effect as of the last full calendar month of the preceding lease year. The lease for the food court and parking facilities was re-negotiated as a result of the discontinued operations of Girls Life Living and has been rescinded effective August 1, 2002 for no additional payments. The management of the Company believes that the terms of its leases with the Dotts are comparable to those which would be obtainable in leases with non-affiliated parties.


PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to ratification by the stockholders and on the recomm-endation of the Audit Committee, the Board of Directors has appointed Stegman & Company as independent accountants to audit the financial statements for the year ending April 30, 2004. Representatives of Stegman & Company are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends that stockholders vote FOR ratification of Stegman & Company as independent accountants. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of ratification of the appointment of independent accountants.

Audit Committee Report

     The Audit Committee has reviewed and discussed with management the audited financial statements of Monarch Services, Inc. and its subsidiaries ("Monarch") consisting of the consolidated balance sheet at April 30, 2003 and the consolidated statements of operations, cash flows and changes in stockholders' equity for each of the two years in the period ended April 30, 2003.

     The Audit Committee has discussed with Stegman & Company, the independent auditors for Monarch for 2003, the matters required to be discussed by Statement on Auditing Standards 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. The Audit Committee has considered whether the provision of services in addition to audit services by Stegman & Company is compatible with maintaining Stegman & Company's independence and has determined that such services are appropriate.

     Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors of Monarch that the audited financial statements be included in the Monarch Annual Report on Form 10KSB for the year 2003 for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee is independent, as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

     While the Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the financial statements and the independent auditors are responsible for auditing those financial statements. Nor is it the duty of the Audit Committee to insure the adequacy of internal controls, to conduct investigations or to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations.


July 25, 2003

                                                      David F. Gonano
                                                      Helen Delich Bentley
                                                      Kenneth C. Holt


The Board of Directors has adopted a written charter for the Audit Committee.


Fiscal 2003 Audit Firm Fee Summary

     Audit Fees

     Stegman & Company billed the Company an aggregate of $34,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10QSB during the fiscal year ended April 30, 2003.

     Financial Information Systems Design and Implementation Fees

     Stegman & Company did not perform or bill the Company for professional services during the fiscal year ended April 30, 2003 in connection with the design and implementation of financial information systems.

     All Other Fees

     Stegman & Company billed or expects to bill the Company an aggregate of $9,650 in fees for other services rendered to the Company and its affiliates for the fiscal year ended April 30, 2003 for tax preparation services. The Audit Committee has concluded that the provision of such services to the Company is compatible with maintaining Stegman & Company's independence.


Vote required

     The ratification of the appointment of Stegman & Company as the independent certified public accountants requires the affirmative vote of a majority of the votes cast at the meeting.

The Board of Directors recommends that the stockholders vote "FOR" the ratification of the selection of Stegman & Company as independent auditors of the Company. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of the ratification of Stegman & Company.

VOTING

     As of the Record Date, there were 1,619,620 shares of common stock issued, outstanding and entitled to vote. A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter; however, such shares will be considered present for purposes of a quorum.


STOCKHOLDER NOMINATIONS AND PROPOSALS

     The bylaws of the Company provide that, to be properly brought before the annual meeting, business must be (1) specified in the notice of the annual meeting (or any supplement thereto) given by the Company pursuant to the bylaws; (2) brought before the annual meeting by or under the direction of the board of directors (or the chairman of the board or the president), or (3) properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the corporate secretary.

     The bylaws provide that nominations of persons for election to the board of directors of the Company may be made at the annual meeting, by or under the direction of the board of directors, or by any nominating committee or person appointed by the board of directors, or by any stockholder of the Company entitled to vote for the election of directors at the annual meeting who complies with the notice procedures set forth below. Such nominations, other than those made by or under the direction of the board of directors or by any nominating committee or person appointed by the board of directors, can only be made pursuant to timely notice in writing to the corporate secretary.


     To be timely, such stockholder's notice must be delivered to or mailed to and received by the corporate secretary at the principal executive offices of the Company, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting (or, with respect to a proposal required to be included in the Company's proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, or its successor provision, the earlier date such proposal is received pursuant to Rule 14a-8. If, during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), then, to be timely, notice must be delivered to or mailed and received by the corporate secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.

     Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of the Company stock which are beneficially owned by the person, and (4) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended; (b) as to each matter the stockholder proposes to bring before the annual meeting, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, and (3) any material interest of the stockholder in such business; and (c) as to the stockholder giving the notice, (1) the name and address of the stockholder and (2) the class and number of shares of the Company which are beneficially owned by the stockholder. The Company may require any proposed nominee or stockholder to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company or the eligibility of the stockholder to bring business before the annual meeting.

     Pursuant to applicable rules under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company's 2004 Proxy Statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than May 5, 2004. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules. It is suggested that proposals be forwarded by certified mail, return receipt requested.

OTHER INFORMATION

     The Company will provide, without charge to each person solicited, on the written request of such person, a copy of its annual report on Form 10KSB, including the financial statement schedules, required to be filed pursuant to Rule 13a-1 under the Securities Exchange Act of 1934 for the Company's most recent fiscal year. Such a request can be directed to Mr. Marshall Chadwell, Chief Financial Officer, 4517 Harford Road, Baltimore, Maryland 21204.

OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such business in accordance with their best judgment.

                          By Order of the Board of Directors



                         /s/ Marshall Chadwell
                         Secretary

September 3, 2003




                         MONARCH SERVICES, INC.
                PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           OCTOBER 21, 2003

The undersigned hereby appoints A. Eric Dott and David F. Gonano, and each of them, with full power of substitution, as proxy, to vote all shares of the Common Stock of Monarch Services, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of stockholders of the Company on October 21, 2003 at 10:00 a.m., and at any adjournment or postponements thereof (the "Annual Meeting"), on the following matters, each of which is fully described in the proxy statement.

The Board of Directors recommends a vote FOR items 1 and 2 listed below.


1. FOR / / WITHHOLD / / The election of A. Eric Dott as a Class III Director of the Company to serve until the 2006 annual meeting of stockholder and until his successor is elected and qualified.

2. FOR / /  AGAINST / /  ABSTAIN / /  Proposal to ratify
Stegman & Company, as independent auditors of the company for the fiscal year ending April 30, 2004.

3. To act upon any other matter which may properly come before the Annual Meeting.

THIS PROXY WILL BE VOTED ON EACH OF THE FOREGOING ITEMS AS SPECIFIED BY THE PERSON SIGNING IT, BUT IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF ACCOUNTANTS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

Receipt of notice of the Annual Meeting and proxy statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for the Annual Meeting.



WITNESS the hand and seal undersigned, this       day of             , 2003.


-----------------------------------------------
               (SEAL)

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               (SEAL)

Please date and then sign exactly as name appears to the right. If signing for trusts, estates or corporations, capacity or title should be stated. If shares are jointly owned, both owners should sign.

  PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE